UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 14, 2022

BIO-PATH HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36333	87-0652870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4710 Bellaire Boulevard, Suite 210, Bellaire, Texas	77401
(Address of principal executive offices)	(Zip Code)

(832) 742-1357

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BPTH	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The disclosure under Item 5.02 below is hereby incorporated by reference into this Item 3.01.

On February 15, 2022, Bio-Path Holdings, Inc. (the “Company”) notified the Nasdaq Stock Market (“Nasdaq”) that due solely to the Director Resignation (as defined below), the Company is not in compliance with the continued listing requirements as set forth in Nasdaq Listing Rules 5605(b)(1) and 5605(c)(2)(A) regarding the composition of the Company’s board of directors (the “Board”) and the Company’s audit committee (the “Audit Committee”), respectively, because a majority of the Board is not comprised of Independent Directors (as defined in Nasdaq Listing Rule 5605(a)(2)) and the Audit Committee is not comprised of three Independent Directors.

In accordance with Nasdaq Listing Rules 5605(b)(1)(A) and 5605(c)(4)(B), the Company is granted a cure period to regain compliance with NASDAQ Listing Rules 5605(b)(1) and 5605(c)(2)(A) regarding the composition of the Board and the Audit Committee, which cure period will expire upon the earlier of the Company’s next annual stockholders’ meeting or February 14, 2023; provided, however, that if the Company’s next annual stockholders’ meeting occurs no later than 180 days following the Director Resignation, then the cure period will expire 180 days following the Director Resignation.  The Board intends to appoint a new Independent Director to fill the vacancy prior to the expiration of such cure period in order to regain compliance with such Nasdaq Listing Rules.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 14, 2022, Martina Molsbergen resigned from her position as a member of the Board and all committees of the Board on which she served (the “Director Resignation”).  The resignation of Ms. Molsbergen was not because of a disagreement with the Company on any matters relating to the Company’s operations, policies, or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-PATH HOLDINGS, INC.

Dated: February 18, 2022	By:	/s/ Peter H. Nielsen
Peter H. Nielsen
President and Chief Executive Officer